UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                      January 8, 2004

OYO GEOSPACE CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-13601	76-0447780

(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7007 Pinemont Drive
Houston, Texas	77040

(Address of Principal Executive Offices)	(Zip Code)

(713) 986-4444

(Registrant’s Telephone Number, Including Area Code)

Item 7 (c). Exhibits.

Exhibit 99.1         Press Release dated January 8, 2004.

Item 12. Results of Operations and Financial Condition.

On January 8, 2004, OYO Geospace Corporation issued a press release giving guidance for first quarter of fiscal 2004 revenue results. The press release is attached hereto as Exhibit 99.1. The foregoing description is qualified by reference to such exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OYO GEOSPACE CORPORATION

Dated: January 8, 2004.	By:	/s/ THOMAS MCENTIRE

Thomas T. McEntire
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release dated January 8, 2004.

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